                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                    15-Feb-01
Determined as of:                                                        09-Feb-01
For the Monthly Period Ending:                                           31-Jan-01
Days in Interest Period (30/360)                                                30
Days in Interest Period (Actual/360)                                            30

                                                                  Beginning               Ending             Change
                                                                  ---------               ------             ------
Pool Balance (Principal)                                          3,816,536,806.52   3,733,265,058.26   (83,271,748.26)
Excess Funding Account                                                        0.00               0.00             0.00

Invested Amount                                                     500,000,000.00     500,000,000.00             0.00
Class A Invested Amount                                             465,000,000.00     465,000,000.00             0.00
Class B Invested Amount                                              35,000,000.00      35,000,000.00             0.00

Principal Funding Account                                                     0.00               0.00             0.00

Adjusted Invested Amount                                            500,000,000.00     500,000,000.00             0.00
Class A Adjusted Invested Amount                                    465,000,000.00     465,000,000.00             0.00
Class B Adjusted Invested Amount                                     35,000,000.00      35,000,000.00             0.00
Enhancement Invested Amount                                                   0.00               0.00             0.00

Reserve Account                                                               0.00               0.00             0.00

Available Cash Collateral Amount                                     50,000,000.00      50,000,000.00             0.00
Available Shared Collateral Amount                                   50,000,000.00      50,000,000.00             0.00
Spread Account                                                        5,000,000.00       5,000,000.00             0.00

Servicing Base Amount                                               500,000,000.00     500,000,000.00             0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                      13.10%
Principal Allocation Pct                                                     13.10%
Class A Floating Pct                                                         93.00%
Class B Floating Pct                                                          7.00%
Class A Principal Pct                                                        93.00%
Class B Principal Pct                                                         7.00%

                                                                       Series
Allocations                                           Trust            1996-A             Class A            Class B
-----------                                      ---------------------------------------------------------------------
Principal Collections                            440,854,755.35      57,755,863.19      53,712,952.77     4,042,910.42

Finance Charge Collections                        69,177,917.96       9,062,917.70       8,428,513.46       634,404.24
PFA Investment Proceeds                                N/A                    0.00               0.00             0.00
Reserve Account Draw                                   N/A                    0.00               0.00             0.00
 Less: Servicer Interchange                                             520,833.33         484,375.00        36,458.33
                                                                      ------------       ------------       ----------
Available Funds                                                       8,542,084.37       7,944,138.46       597,945.91

Monthly Investor Obligations
----------------------------
Monthly Interest                                                      2,546,354.17       2,364,718.75       181,635.42
Monthly Servicing Fee                                                   104,166.67          96,875.00         7,291.67
Defaulted Amounts                                 23,493,626.53       3,077,872.39       2,862,421.32       215,451.07
                                                                  ----------------   ----------------   --------------
Total Obligations                                                     5,728,393.23       5,324,015.07       404,378.16

Excess Spread                                                         3,029,142.21       2,620,123.39       409,018.82
Required Amount                                                               0.00               0.00             0.00

1 Mo. Libor Rate                                      5.882500%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                         26,041.67
Interest on CCA Draw                                                                             0.00
                                                                                                 ----
Monthly Cash Collateral Fee                                                                 26,041.67

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                              6.23%
Principal Payment Rate - 3 month average                                                       10.92%
Calculated Current Month's Spread Account Cap                                                   1.00%
Spread Account Cap Adjustment                                                                   0.00%
Applicable Spread Account Cap Percentage                                                        1.00%
Beginning Cash Collateral Amount                                                        50,000,000.00
Required Cash Collateral Amount                                                         50,000,000.00
Cash Collateral Account draw                                                                     0.00
Cash Collateral Account Surplus                                                                  0.00
Beginning Spread Account Balance                                                         5,000,000.00
Required Spread Account Amount                                                           5,000,000.00
Required Spread Account Draw                                                                     0.00
Required Spread Account Deposit                                                                  0.00
Spread Account Surplus                                                                           0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                               0
Controlled Accumulation Amount                                                          46,500,000.00
Required PFA Balance                                                                             0.00
Beginning PFA Balance                                                                            0.00
Controlled Deposit Amount                                                                        0.00
Available Investor Principal Collections                                                60,833,735.58
Principal Shortfall                                                                              0.00
Shared Principal to Other Series                                                        60,833,735.58
Shared Principal from Other Series                                                               0.00
Class A Monthly Principal                                                                        0.00
Class B Monthly Principal                                                                        0.00
Monthly Principal                                                                                0.00
PFA Deposit                                                                                      0.00
PFA Withdrawl                                                                                    0.00
Ending PFA Balance                                                                               0.00
Principal to Investors                                                                           0.00
Ending Class A Invested Amount                                                         465,000,000.00
Ending Class B Invested Amount                                                          35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                          10.19%
Revolving Investor Interest                                                            500,000,000.00
Class A Invested Amount                                                                465,000,000.00
Available Principal                                                                     50,959,910.75
Class A Accumulation Period Length                                                                 10

Reserve Account
---------------
Available Reserve Account Amount                                                                 0.00
Covered Amount                                                                                   0.00
Reserve Draw Amount                                                                              0.00
Portfolio Yield                                                                                16.08%
Reserve Account Factor                                                                         83.33%
Portfolio Adjusted Yield                                                                        7.09%
Reserve Account Funding Period Length                                                               3
Reserve Account Funding Date                                                                15-Mar-02
Weighted Average Coupon                                                                         6.11%
Required Reserve Account Amount                                                                  0.00
Reserve Account Surplus                                                                          0.00
Required Reserve Account Deposit                                                                 0.00
Portfolio Yield - 3 month average                                                              15.98%
Base Rate - 3 month average                                                                     8.79%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               7.19%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.